                                                                    Exhibit 10.3


                                                              [IBM LOGO]
                                                           5600 Cottle Road
                                                      San Jose, CA   95193 0001
April 10, 2002

Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention: Mr. Patrick Johnston

Subject:  Amendment 6 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Patrick:

This letter (the "Amendment") serves as Amendment Number 6 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1.      Add to the table in Section 1.1, "Specifications," the following:

-----------------------------------------------------------------------------------------------------
IBM SPECIFICATION/ATTACHMENTS
(IF APPLICABLE)                          ENGINEERING CHANGE LEVEL              DESCRIPTION
-----------------------------------------------------------------------------------------------------
                                         TBD                                   SilkWorm 12000 Product
                                                                               Specification  TBD
-----------------------------------------------------------------------------------------------------

2.      Add the following to the pricing table in Section 2.1, "Pricing":

-------------------------------------------------------------------------------------------------------
        IBM P/N / NUMA-Q
              P/N                      BROCADE P/N                DESCRIPTION               UNIT PRICE
-------------------------------------------------------------------------------------------------------
[*]                               [*]                     32 Port Fibre Channel Core        [*]
                                                          Switch (SW12000) Includes 2
                                                          Stiletto Port Blades, 2 CP
                                                          Blades, 4 Power Supplies, 3
                                                          Blowers, 6 Port Blade
                                                          Filler Panels, 1 Cable
                                                          Management Pillar, Fabric
                                                          OS, Advanced Web Tools,
                                                          Advanced Zoning, Fabric
                                                          Watch, Performance
                                                          Monitoring, Trunking.
-------------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

------------------------------------------------------------------------------------------------------
[*]                               [*]                     64 Port Fibre Channel Core        [*]
                                                          Switch (SW12000) Includes 4
                                                          Stiletto Port Blades, 2 CP
                                                          Blades, 4 Power Supplies, 3
                                                          Blowers, 4 Port Blade
                                                          Filler Panels, 1 Cable
                                                          Management Pillar, Fabric
                                                          OS, Advanced Web Tools,
                                                          Advanced Zoning, Fabric
                                                          Watch, Performance
                                                          Monitoring, Trunking.
------------------------------------------------------------------------------------------------------
[*]                               [*]                     128 Port Fibre Channel Core       [*]
                                                          Switch (SW12000) Includes 8
                                                          Stiletto Port Blades, 2 CP
                                                          Blades, 4 Power Supplies, 3
                                                          Blowers, 1 Cable Management
                                                          Pillar, Fabric OS, Advanced
                                                          Web Tools, Advanced Zoning,
                                                          Fabric Watch, Performance
                                                          Monitoring, Trunking.
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Rack Mounting Kit 14U, FRU        [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Switch Blade 16 port, 2GB         [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Chassis Door, Includes            [*]
                                                          Plastic and Metal door
                                                          Components and IBM Front
                                                          Badge
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Control Processor Blade           [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Stiletto Port Blade Slot          [*]
                                                          Filler Panel, SW12000, FRU
------------------------------------------------------------------------------------------------------
[*]                               [*]                     CP Blade Slot Filler Panel        [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Power Supply, 180-264VAC,         [*]
                                                          1000W, FRU
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Blower Assembly, FRU              [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Cable Management Pillar, FRU      [*]
------------------------------------------------------------------------------------------------------


* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

------------------------------------------------------------------------------------------------------
[*]                               [*]                     Chassis FRU, includes             [*]
                                                          backplane, blower and power
                                                          supply backplane, AC and
                                                          blower harness.
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Rear WWN Bezel Assy               [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Cable Management Tray             [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     AC Power Cord, FRU                [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     AC Power Cord, UK/Ireland,        [*]
                                                          250V, FRU
------------------------------------------------------------------------------------------------------
[*]                               [*]                     AC Power Cord, Cont. Europe       [*]
                                                          CEE7/7, FRU
------------------------------------------------------------------------------------------------------
[*]                               [*]                     AC Power Cord, AUST/INZ,          [*]
                                                          250V
------------------------------------------------------------------------------------------------------
[*]                               [*]                     AC Power Cord, Intl IEC           [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Panel Card, Rear LED status       [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Power Plug, Switch and            [*]
                                                          Distribution Panel
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Remote Switch software            [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Extended Fabric software          [*]
------------------------------------------------------------------------------------------------------
[*]                               [*]                     Fabric Manager 3.x                [*]
------------------------------------------------------------------------------------------------------


3.      Add the following after the pricing table in Section 2.1, "Pricing":

"Supplier shall provide Buyer with a price reduction proposal by April 12, 2002 for Part Number 18P5017 (SW12000 Switch Blade 16 port, 2Gb). Buyer has the option to either accept or reject Suppliers proposal, in the case Buyer does not accept Suppliers proposal, the unit price in effect will be referenced by a "***" for only the SW12000 (32 port, 64 port, and 128 port) core switch and SW12000 switch blade."

4.      Delete Section 2.4, Lead Time, and replace with the following:

"Product lead time is [*] prior to Delivery date with the exception of the following: a) the first initial production release purchase order for a new Product will be [*] prior to delivery date and b) part number 18P5005 (SW12000) and part number 18P5017 (SW12000, Switch Blade 16-port, 2Gb) will be [*] from purchase order date to Delivery subject to the terms as set forth in Section 4.0, Replenishment Logistics Attachment."



* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

5. Add after the first sentence in Section 4.0, "Replenishment Logistics Attachment" the following:

        "Supplier and Buyer will agree to terms and conditions under which the parties will enter into a Replenishment Logistics for the SW12000 products, which both parties agree in good faith to negotiate and incorporate into this Agreement by April 19, 2002."

6. Add after the second sentence in Section 9.3, "Post Warranty Services," "Pricing" as follows:

        "The post Warranty repair pricing for the following products will be provided by Supplier no later than April 30, 2002 for the following FRU part numbers 18P5017, 18P5035, 18P5037, 18P5039, and 18P5128, subject to the agreement of both parties, repair pricing will be amended into to this Agreement."


Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                        ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION    BROCADE COMMUNICATIONS SYSTEMS, INC.

By:                                            By:
   ----------------------------------------       ------------------------------
Authorized Signature           Date            Authorized Signature        Date


                                               Mr. Jay Kidd
------------------------------------------     ---------------------------------
Type or Print Name                             Type or Print Name



                                               Vice President Product Marketing
------------------------------------------     ---------------------------------
Title & Organization                           Title & Organization



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